EXHIBIT 99.1

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

浙江极筑科技有限公司

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2024

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

(Incorporated in People's Republic of China with limited liability)

Opinion

We have audited the consolidated financial statements of ZheJiang Jizhu Technology Company Limited (“the Company ”) and its subsidiary ("the Group"), which comprise the consolidated statement of financial position as at 31 December 2024, the consolidated statement of comprehensive income, consolidated shareholders' equity and consolidated cash flows for the year then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Group as at 31 December 2024, and the results of its operations and its cash flows for the years then ended in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Basis of opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Group's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Group in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCA.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONTINUED

TO THE MEMBERS OF ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

(Incorporated in People's Republic of China with limited liability)

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

GARY CHENG CPA LIMITED
We have served as the Company's auditor since 2025.
Hong Kong, People's Republic in China
Date: 12 June 2025

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31 DECEMBER 2024

(EXPRESSED IN RENMINBI)

	NOTE	From 1.1.2024 to 31.12.2024	From 1.1.2023 to 31.12.2023

REVENUE	5	21,110,334	1,626,549

COST OF SALES		(15,890,265)	(398,230)

GROSS PROFIT		5,220,069	1,228,319

OPERATING EXPENSES		(10,539,890)	(6,308,092)

LOSS FROM OPERATIONS		(5,319,821)	(5,079,773)

OTHER INCOME / (EXPENSE)	6	(840,750)	(367,913)

LOSS BEFORE TAXATION	7	(6,160,571)	(5,447,686)

TAXATION	8	-	-

LOSS FOR THE YEAR		(6,160,571)	(5,447,686)

OTHER COMPREHENSIVE INCOME FOR THE YEAR		-	-

TOTAL COMPREHENSIVE EXPENSE FOR THE YEAR		(6,160,571)	(5,447,686)

TOTAL COMPREHENSIVE EXPENSES ATTRIBUTABLE TO:
- Owners of the Company		(6,103,989)	(5,426,859)
- Non-controlling interests		(56,582)	(20,827)

		(6,160,571)	(5,447,686)

The accompanying accounting policies and explanatory notes form an integral part of, and should be read in conjunction with, these consolidated financial statements.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

AS AT 31 DECEMBER 2024

(EXPRESSED IN RENMINBI)

	NOTE	2024	2023

NON-CURRENT ASSETS
Plant and equipment	9	1,828,046	980,681
Right-of-use assets	10	1,577,553	1,969,232

		3,405,599	2,949,913

CURRENT ASSETS
Inventories	12	10,277,006	2,018,746
Trade and other receivable	13	22,888,037	16,473,794
Other tax recoverable		364,589	224,346
Cash and cash equivalents	14b	2,985,109	7,500,513

		36,514,741	26,217,399

CURRENT LIABILITIES
Trade and other payables	15	(6,658,100)	(3,028,182)
Contract liabilities	18	(3,053,500)	(465,000)
Lease liabilities	16	(898,843)	(646,305)
Borrowings	17	(13,659,911)	(9,212,200)

		(24,270,354)	(13,351,687)

NET CURRENT ASSETS		12,244,387	12,865,712

TOTAL ASSETS LESS CURRENT LIABILITIES		15,649,986	15,815,625

The consolidated financial statements were approved and authorized for issue by the board of directors on

12 June 2025.

/s/ Xing Yunzhu	/s/ MA Senhua
Director – XING Yunzhu	Director – MA Senhua

The accompanying accounting policies and explanatory notes form an integral part of, and should be read in conjunction with, these consolidated financial statements.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF FINANCIAL POSITION CONTINUED

AS AT 31 DECEMBER 2024

(EXPRESSED IN RENMINBI)

	NOTE	2024	2023

NON-CURRENT LIABILITY
Lease liabilities	16	(410,448)	(1,035,516)

NET ASSETS		15,239,538	14,780,109

EQUITY
Share capital	19	5,230,974	3,380,000
Other reserves		22,939,026	18,170,000
Accumulated losses		(12,953,053)	(6,849,064)

Equity attributable to owners of the Company		15,216,947	14,700,936
Non-controlling interests		22,591	79,173

TOTAL EQUITY		15,239,538	14,780,109

The consolidated financial statements were approved and authorized for issue by the board of directors on

12 June 2025.

/s/ Xing Yunzhu	/s/ MA Senhua
Director – XING Yunzhu	Director – MA Senhua

The accompanying accounting policies and explanatory notes form an integral part of, and should be read in conjunction with, these consolidated financial statements.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2024

(EXPRESSED IN RENMINBI)

Attributable to owners of the Company
	NOTE	Share Capital	Capital Reserves	Accumulated Losses	Sub-Total	Non-Controlling Interest	Total

Balance as at 1 January 2023		400,000	-	(1,422,205)	(1,022,205)	-	(1,022,205)

Share allotment	19	2,980,000	18,170,000	-	21,150,000	-	21,150,000
Non-controlling interest on newly set-up subsidiary		-	-	-	-	100,000	100,000
Loss for the year		-	-	(5,426,859)	(5,426,859)	(20,827)	(5,447,686)

Balance as at 31 December 2023		3,380,000	18,170,000	(6,849,064)	14,700,936	79,173	14,780,109

Share allotment	19	1,850,974	4,769,026	-	6,620,000	-	6,620,000
Loss for the year		-	-	(6,103,989)	(6,103,989)	(56,582)	(6,160,571)

Balance as at 31 December 2024		5,230,974	22,939,026	(12,953,053)	15,216,947	22,591	15,239,538

The accompanying accounting policies and explanatory notes form an integral part of, and should be read in conjunction with, these consolidated financial statements.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 31 DECEMBER 2024

(EXPRESSED IN RENMINBI)

	NOTE	From 1.1.2024 to 31.12.2024	From 1.1.2023 to 31.12.2023

CASH FLOWS FROM OPERATING ACTIVITIES
Loss before taxation	7	(6,160,571)	(5,447,686)
Adjustments for:
Depreciation of plant and equipment		419,802	145,816
Depreciation of right-of-use assets		791,895	56,264
Interest expense on bank loan		822,800	391,795
Interest on lease liabilities		88,161	7,455

Operating loss before working capital changes		(4,037,913)	(4,846,356)

Increase in inventories		(8,258,260)	(2,018,746)
Increase in trade and other receivables		(6,414,243)	(13,563,954)
Increase in trade and other payables		3,629,918	942,545
Increase in contract liabilities		2,588,500	465,000

Cash used in operations		(12,491,998)	(19,021,511)
Other tax paid		(140,243)	(206,130)

Net cash used in operating activities		(12,632,241)	(19,227,641)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of plant and equipment		(1,267,167)	(660,481)

Net cash used in investing activities		(1,267,167)	(660,481)

CASH FLOWS FROM FINANCING ACTIVITIES
Paid up share capital		6,620,000	21,150,000
Payment of principal portion of the lease liabilities	14a	(772,746)	(343,675)
Payment of interest portion of the lease liabilities	14a	(88,161)	(7,455)
Addition of bank loan	14a	13,500,000	9,000,000
Repayment of borrowings	14a	(9,052,289)	(3,048,560)
Payment for interest on bank loan	14a	(822,800)	(391,795)
Capital contribution from a non-controlling interest		-	100,000

Net cash generating from financing activities		9,384,004	26,458,515

The accompanying accounting policies and explanatory notes form an integral part of, and should be read in conjunction with, these consolidated financial statements.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF CASH FLOWS CONTINUED

FOR THE YEAR ENDED 31 DECEMBER 2024

(EXPRESSED IN RENMINBI)

	NOTE	From 1.1.2024 to 31.12.2024	From 1.1.2023 to 31.12.2023

NET (DECREASE) / INCREASE IN CASH AND CASH EQUIVALENTS		(4,515,404)	6,570,393

CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR		7,500,513	913,120

CASH AND CASH EQUIVALENTS AT END OF THE YEAR	14b	2,985,109	7,500,513

The accompanying accounting policies and explanatory notes form an integral part of, and should be read in conjunction with, these consolidated financial statements.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(EXPRESSED IN RENMINBI)

1.ORGANISATION AND DESCRIPTION OF BUSINESS

ZheJiang Jizhu Technology Company Limited (“the Company”) is a company incorporated in People's Republic of China with limited liability. The Company's registered office is located at Room 1307, Building 4, 509 Guokang Street, Binjiang District, Hangzhou City, Zhejiang Province, China.

The principal activities of the Company and its subsidiary ("the Group") are research, development and manufacturing of molds and houses through 3D printing.

The consolidated financial statements are presented in Renminbi ("RMB"), which is the same as the functional currency of the Group.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.Basis of presentation and preparation

The consolidated financial statements include the accounts of the Company and its subsidiary. The consolidated financial statements and accompanying notes have been prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP") and in accordance with the standards and requirements of the Public Company Accounting Oversight Board ("PCAOB") for entities required to have financial statements.

The consolidated financial statements presented in this report cover the annual periods ended 31 December 2023 and 2024. This structure enables a comprehensive evaluation of both annual financial performance and recent interim developments. Through comparative analysis across these reporting dates, the report provides meaningful insights into the entity's financial trajectory and current position.

b.Revenue

The Group records revenue net of taxes collected from customers that are remitted to governmental authorities.

c.Cash equivalents

All highly liquid investments with maturities of three months or less at the date of purchase are treated as cash equivalents.

d.Inventories

Inventories are measured using the first-in, first-out method.

e.Plant and equipment

Depreciation on plant and equipment is recognized on a straight-line basis.

f.Leases

The Group combines and accounts for lease and non-lease components as a single lease component for leases of corporate, data center and retail facilities.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

g.Subsidiary

Subsidiary is the entity (including structured entity) over which the Group has control. The Group controls an entity when the Group is exposed to, or has right to, variable returns from its involvement with the entity and had the ability to affect those returns through its power over the entity. When assessing whether the Group has power of controls, substantive rights held by the Group are only considered.

In the Group's consolidated statement of financial position, subsidiaries are fully consolidated when the Group obtains control over the subsidiary and ceases when the Group loses control of the subsidiary. All intragroup assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Group are eliminated in full on consolidation.

Non-controlling interests in the results and equity of subsidiaries are shown separately in the consolidated financial statement.

3.FINANCIAL INSTRUMENTS

The Group has classified its financial assets and financial liabilities in the following categories:

	2024	2023

Financial assets at amortized cost	12,489,007	14,858,662

Financial liabilities at amortized cost	20,318,011	12,240,382

a.Financial risk factors

The Group is exposed to credit risk, interest rate risk and liquidity risk arising in the normal course of its business and financial instruments. The Group's risk management objectives, policies and processes mainly focus on minimizing the potential adverse effects of these risks on its financial performance and position by closely monitoring the individual exposure.

i)Credit risk

The Group’s exposure to credit risks are influenced mainly by trade and other receivables amounted to RMB9,503,898 (2023: RMB7,358,149) and cash at banks amounted to RMB2,940,849 (2023: RMB7,500,513).

In order to minimize the credit risk, the Group reviews the recoverable amount of each individual trade and other debts at the end of each reporting period to ensure that adequate impairment losses are made for irrecoverable amounts.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

3. FINANCIAL INSTRUMENTS CONTINUED

a.Financial risk factors continued

i) Credit risk continued

In addition, the Group performs impairment assessment under expected credit loss model on trade receivable balance individually. The provision rates applied is estimated using the historical observed default rates of the debtors taking into consideration forward-looking information that is reasonably and supportably available without undue costs or effort. At the end of each of the reporting period, these historical loss rates are reassessed and updated if required after considering the forward-looking information then available to the directors of the Group. In this regard, the directors consider that the Group’s credit risk is significantly reduced.

The credit risk on bank balances is limited because the counterparties are banks with good credit ratings assigned by international credit rating agencies. The Group has not taken account of any collateral held as represented by the carrying amount of each financial asset.

The credit risks on other receivables are managed closely. The credit quality of each counterparty is investigated before an advance or a transaction is made or entered into. The Group also actively monitors the outstanding amounts owed by each debtor and identifies any credit risks in a timely manner in order to reduce the risk of a credit related loss. In this regard, the directors of the Group consider that the Group’s credit risk is significantly reduced.

The Group has considered that credit risk on other receivables and bank balances has not increased significantly since initial recognition and has assessed the expected credit loss rate under 12-month ECL method based on the Group ’ s assessment in the risk of default of the respective counterparties.

ii)Interest rate risk

The Group’s exposure on cash flow interest rate risk which is mainly arising from its variable rate bank balances and interest-bearing borrowings with the bank. It is a common practice in PRC to have floating rate borrowings with the banks.

Sensitivity analysis

The Sensitivity analyses below have been determined based on the exposure to interest rates for variable-rate bank borrowings. The analysis is prepared assuming the amount of liabilities outstanding at the end of the reporting period were outstanding for the whole period / year. A 100 basis point increase or decrease in variable-rate bank borrowings are used and represents management's assessment of the reasonably possible change in interest rates. The exposure of cash flow interest rate risk arising from variable-rate bank balances is insignificant in the view of low interest rate and therefore the sensitivity analysis is not presented.

If interest rates had been 100 basis points higher and all other variables were held constant, the Group's post-tax loss for the year ended 31 December 2024 would increase by RMB116,109 (2023: RMB78,304).

The analysis is prepared on the same basis for 2023.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

3. FINANCIAL INSTRUMENTS CONTINUED

a.Financial risk factors continued

iii)Liquidity risks

The Group is exposed to liquidity risk on financial liabilities. It manages its funds conservatively by maintaining a comfortable level of cash and cash equivalents in order to meet continuous operational need. A banking facility has also been arranged with bank in order to fund any emergency liquidity requirements.

The following table details the Group ’ s remaining contractual maturity for its financial liabilities. The table has been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Group can be required to pay. The maturity dates for financial liabilities are prepared based on the agreed repayment dates.

The table includes both interest and principal cash flows. To the extent that interest flows are floating rate, the undiscounted amount is derived from interest rate curve at the end reporting period.

Summary quantitative data:
	Note	Carrying amount	Less than 1 year	Over 1 year	Total undiscounted cash flows
2024
Trade and other payables	15	6,658,100	6,658,100	-	6,658,100
Lease liabilities	16	1,309,291	950,708	418,674	1,369,382
Bank loan	17	13,659,911	13,865,794	110,466	13,976,260

		21,627,302	21,474,602	529,140	22,003,742

2023
Trade and other payables	15	3,028,182	3,028,182	-	3,028,182
Lease liabilities	16	1,681,821	723,987	1,085,981	1,809,968
Bank loan	17	9,212,200	9,427,010	176,745	9,603,755

		13,922,203	13,179,179	1,262,726	14,441,905

b.Fair value estimation

The directors consider that the carrying amounts of the financial assets and financial liabilities recognised in the consolidated financial statements of the Group approximate their fair value.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

4.CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

The Group’s management makes assumptions, estimates and judgements in the process of applying the Group ’ s accounting policies that affect the assets, liabilities, income and expenses in the consolidated financial statements prepared in accordance with US GAAP. The assumptions, estimates and judgements are based on historical experience and other factors that are believed to be reasonable under the circumstances. While the management reviews their judgements, estimates and assumptions continuously, the actual results will seldom equal to the estimates.

Key assumptions and other key sources of estimation uncertainty

Certain key assumptions and risk factors in respect of the financial risk management are set out in note 3. Other key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are set out as follows:

i)Estimated impairment of plant and equipment and right-of-use asset

Plant and equipment and right-of-use asset are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The recoverable amounts of plant and equipment have been determined based on value-in-use calculations, taking into account latest market information and past experiences. These calculations and valuations require the use of judgments and estimates.

ii)Current taxation and deferred taxation

Significant judgement is required in determining the amount of the provision for taxation and the timing of payment of the related taxation. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the periods in which such determination are made.

Deferred tax assets relating to certain temporary differences and tax losses are not recognised as management considers it is not probable that future taxable profit will be available against which the temporary differences or tax losses can be utilised. Where the expectation is different from the original estimate, such differences will impact the recognition of deferred taxation assets and taxation in the periods in which such estimate is changed.

5.REVENUE

The Group recognizes revenue at the amount to which it expects to be entitled when control of the products or services is transferred to its customers. Control is generally transferred when the Group has a present right to payment and title and the significant risks and rewards of ownership of products or services are transferred to its customers. If service transfers over time, revenue is recognised over the period of the contract by reference to the progress towards complete satisfaction of that performance obligation. Otherwise, revenue is recognised at a point in time when the customer obtains control of the asset.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

5. REVENUE CONTINUED

	From 1.1.2024 to 31.12.2024	From 1.1.2023 to 31.12.2023
Revenue from contracts with customers
Sales of goods	21,110,334	1,626,549

6.OTHER INCOME/ (EXPENSE)

	From 1.1.2024 to 31.12.2024	From 1.1.2023 to 31.12.2023
Other income
Bank interest income	59	-
Government subsidiary	70,152	31,337

	70,211	31,337
Finance Cost
Bank interest expense	(822,800)	(391,795)
Interest on lease liability	(88,161)	(7,455)

	(910,961)	(399,250)

	(840,750)	(367,913)

7.LOSS BEFORE TAXATION

	From 1.1.2024 to 31.12.2024	From 1.1.2023 to 31.12.2023
Loss before taxation has been arrived at after charging:
Cost of sales recognized as expenses	15,890,265	398,230
Depreciation	419,802	145,816
Research and development expense	4,738,718	3,943,669
Short-term lease for office premise	515,854	297,904
Staff costs:
-Pension costs – defined contribution plans	537,305	240,720
-Staff salaries and allowances	4,784,243	3,549,884
-Staff welfare and insurance	119,629	252,980

8.TAXATION

No provision for the PRC on Enterprise Income Tax is made in the financial statements as the Company did not generate assessable profits for both years.

The Company had no significant deferred tax assets or liabilities at the end of financial reporting period (2023: Nil).

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

9.PLANT AND EQUIPMENT CONTINUED

	Motor vehicle	Computer equipment	Furniture and fixtures	Plant and machinery	Total
Cost
At 1 January 2024	287,522	303,222	96,230	486,726	1,173,700
Additions	-	207,060	576,903	483,204	1,267,167

At 31 December 2024	287,522	510,282	673,133	969,930	2,440,867

Accumulated depreciation
At 1 January 2024	91,049	85,311	16,659	-	193,019
Charges for the year	68,287	128,023	92,856	130,636	419,802

At 31 December 2024	159,336	213,334	109,515	130,636	612,821

Net book value	128,186	296,948	563,618	839,294	1,828,046

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

9. PLANT AND EQUIPMENT CONTINUED

	Motor vehicle	Computer equipment	Furniture and fixtures	Plant and machinery	Total
Cost
At 1 January 2023	287,522	166,839	58,858	-	513,219
Additions	-	136,383	37,372	486,726	660,481

At 31 December 2023	287,522	303,222	96,230	486,726	1,173,700

Accumulated depreciation
At 1 January 2023	22,762	19,556	4,885	-	47,203
Charges for the year	68,287	65,755	11,774	-	145,816

At 31 December 2023	91,049	85,311	16,659	-	193,019

Net book value	196,473	217,911	79,571	486,726	980,681

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

10.RIGHT-OF-USE ASSETS

Leased premises
Cost
At 1 January 2024	2,025,496
Additions	400,216

At 31 December 2024	2,425,712

Accumulated depreciation
At 1 January 2024	56,264
Charge for the year	791,895

At 31 December 2024	848,159

Net book value
At 31 December 2024	1,577,553

Cost
At 1 January 2023	-
Additions	2,025,496

At 31 December 2023	2,025,496

Accumulated depreciation
At 1 January 2023	-
Charge for the year	56,264

At 31 December 2023	56,264

Net book value
At 31 December 2023	1,969,232

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

10. RIGHT-OF-USE ASSETS CONTINUED

The right-of-use assets are amortised on a straight-line basis over the shorter period of lease term and useful life of the underlying asset.

Disclosure for leases include:

	2024	2023

Depreciation of right-of-use assets	791,895	56,264
Interest expense on lease liabilities	88,161	7,455
Total cash outflow for leases	860,907	351,130
Addition of right-of-use assets	400,216	2,025,496

The Group entered into lease agreements in respect of premises at one commercial building for office and one factory in PRC. The lease term of the lease is two to three years with no extension or termination options and all the lease payments are fixed.

11.PARTICULARS OF SUBSIDIARY

Company Name	Country/ place of incorporation / operation	Registered capital/ Paid up capital	Percentage of attributable equity interest	Principal activities
12.2024 12.2023

Jizhu Technology (Huzhou) Co., Ltd.	PRC	Registered and paid up capital of RMB 1,000,000	90.00% 90.00%	Scientific research and technical services

Jizhu Technology (Huzhou) Co., Ltd incorporated on 12 September 2023.

On 17 February 2025, the Group's subsidiary disposal of 10.7% equity interest to an independent third party, comprising issuing 120,000 new shares for a consideration of RMB 6,000,000. As a result of this transaction, the Group's effective ownership interest in the subsidiary decreased from 90% to 80.36%. The consideration received in excess of the par value has been recognized in other reserves.

•The name of the company referred to in these consolidated financial statements represent management’s best effort in translation of the Chinese names of these companies as no English names have been registered or available.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

12.INVENTORIES

	2024	2023

Raw material	34,534	1,108
Work in progress	3,339,817	1,107,622
Finished goods	6,902,655	910,016

	10,277,006	2,018,746

13.TRADE AND OTHER RECEIVABLES

	Note	2024	2023

Trade receivables		8,405,871	1,200,000
Bills receivables		-	395,960
Prepayments	(a)	13,384,139	9,115,645
Other receivables		1,098,027	5,529,651
Amount due from a holding company	(b)	-	1,400
Amount due from directors	(b)	-	131,138
Amount due from non-controlling interest	(b)	-	100,000

		22,888,037	16,473,794

Note a:The balance mainly refer to prepayment for acquire of plant and machinery of approximately

12,023,000 (2023: RMB 1,176,000).

Note b:  The balances are unsecured, non-trade in nature, interest-free and repayable on demand.

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

14.NOTES TO THE CONSOLIDATED STATEMENT OF CASH FLOW

a.Reconciliation of liabilities arising from financing activities

	Lease liabilities (Note 16)	Bank loan (Note 17)	Total

At 1 January 2023	-	3,000,000	3,000,000

Changes from cash flows:
Payment of the lease liabilities
- principal portion	(343,675)	-	(343,675)
- interest portion	(7,455)	-	(7,455)
Addition of bank loan	-	9,000,000	9,000,000
Repayment of bank loan	-	(3,000,000)	(3,000,000)
Interest paid	-	(391,795)	(391,795)

Non-cash changes:
Addition of right-of-use assets	2,025,496	-	2,025,496
Interest expense on lease liabilities	7,455	-	7,455
Interest accrued	-	391,795	391,795

At 31 December 2023	1,681,821	9,000,000	10,681,821

Changes from cash flows:
Payment of the lease liabilities
- principal portion	(772,746)	-	(772,746)
- interest portion	(88,161)	-	(88,161)
Addition of bank loan	-	13,500,000	13,500,000
Repayment of bank loan	-	(9,000,000)	(9,000,000)
Interest paid	-	(822,800)	(822,800)

Non-cash changes:
Addition of right-of-use assets	400,216	-	400,216
Interest expense on lease liabilities	88,161	-	88,161
Interest accrued	-	822,800	822,800

At 31 December 2024	1,309,291	13,500,000	14,809,291

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

b.Cash and cash equivalents

	2024	2023

Cash on hand	44,260	-
Cash at bank	2,940,849	7,500,513

Cash and cash equivalents in the statement of financial position and the statement of cash flows	2,985,109	7,500,513

15.TRADE AND OTHER PAYABLES

	Note	2024	2023

Trade receivables		5,322,109	142,667
Bills receivables		-	791,920
Accrued expenses		474,150	414,447
Other payables		-	1,672,044
Amount due to a holding company	(a)	861,841	-
Amount due to directors	(a)	-	7,104

		6,658,100	3,028,182

Note (a): The balances are unsecured, non-trade in nature, interest-free and payable on demand.

16.LEASE LIABILITIES

Future undiscounted lease payments for finance and operating leases with initial terms of one year or more are as follows:

	2024	2023
Operating leases
Within 1 year	950,708	723,987
Within 1 to 2 years	418,674	723,987
Within 2 to 3 years	-	361,994

Total undiscounted lease payments	1,369,382	1,809,968
Less: imputed interest	(60,091)	(128,147)

Net lease liabilities	1,309,291	1,681,821

ZHEJIANG JIZHU TECHNOLOGY COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS CONTINUED

(EXPRESSED IN RENMINBI)

17.BORROWINGS

At the end of reporting period, the borrowings were secured and repayable as follows:

	2024	2023

Within 1 year	10,277,006	2,018,746

The bank loan was secured by continuing personal guarantee from directors of the Company.

18.CONTRACT LIABILITIES

	2024	2023

At the end of the year	3,053,500	465,000

Contract liabilities relate to advance consideration received from customers of which the revenue are deferred and recognised as revenue as (or when) the Group satisfies the performance obligations under its contract.

All unsatisfied performance obligations for revenue as at the end of the reporting period are expected to be satisfied within one year.

19.SHARE CAPITAL

	2024	2023
Paid-up capital:
As at beginning of the year	3,380,000	400,000
Addition during the year	1,850,974	2,980,000

As at end of the year	5,230,974	3,380,000

During the year ended 31 December 2024, 1,850,974 shares of RMB1,850,974 (2023: 2,980,000 shares of RMB2,980,000) were issued, fully paid and allotted.

20.APPROVAL OF FINANCIAL STATEMENTS

The consolidated financial statements were approved and authorised for issue by the board of directors on 12 June 2025.